Exhibit 99.2

Equity One, Inc.

Supplemental Information Package

March 31, 2012

Equity One, Inc.

1600 N.E. Miami Gardens Drive

North Miami Beach, Florida 33179

Tel: (305) 947-1664    Fax: (305) 947-1734

www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION March 31, 2012 (unaudited)

TABLE OF CONTENTS
Page
Overview
Disclosures	3
Summary Financial Results and Ratios	4

Assets, Liabilities, and Equity
Condensed Consolidated Balance Sheets	5
Market Capitalization	6

Income, EBITDA, and FFO
Condensed Consolidated Statements of Income	7
Pro Forma Financial Information for Discontinued Operations	8
Net Operating Income	9
Adjusted EBITDA	10
Consolidated Statements of Funds from Operations	11
Additional Disclosures	12

Leasing Data
Tenant Concentration - Top Twenty Five Tenants	13
Recent Leasing Activity	14
Shopping Center Lease Expiration Schedule	15

Property Data
Annual Minimum Rent of Operating Properties by Metro/Region	16
Property Status Report	17-24
Real Estate Acquisitions and Dispositions	25
Real Estate Developments and Redevelopments	26

Debt Schedules
Debt Summary	27
Consolidated Debt Maturity Schedule	28
Consolidated Debt Summary - Property Mortgage Detail	29
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	30

Joint Venture Supplemental Data	31-33

EQUITY ONE, INC. DISCLOSURES As of March 31, 2012

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; the risks that Equity One may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where Equity One owns properties; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; changes in Equity One’s credit ratings; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP and is unaudited information. The Company’s Form 10-K for the year ended December 31, 2011 and Form 10-Q for the period ended March 31, 2012, should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in our financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package. When presenting the balance sheet and income statement of unconsolidated joint ventures we exclude variable interest entities required to be consolidated under GAAP for which the joint venture does not hold title to the underlying property.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, gain (loss) on debt extinguishment, gain (loss) on sale of securities, acquisition and disposition costs, bargain purchase gain and impairment of real estate. Given the nature of our business as a real estate owner and operator, we believe that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding (gains or losses) from sales of, or any impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. In October 2011, NAREIT clarified that FFO should exclude the impact of impairment losses on depreciable operating properties, either wholly owned or in joint ventures. We have calculated FFO for all periods presented in accordance with this clarification.

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. SUMMARY FINANCIAL RESULTS AND RATIOS For the three months ended March 31, 2012 and 2011 (in thousands, except per share data)

	For the three months ended
	March 31, 2012	March 31, 2011
Summary Financial Results
Total revenues*	$83,067	$86,789
Adjusted EBITDA (see page 10)	$50,314	$51,361
Property net operating income (see page 9)	$59,581	$61,480
General & administrative expenses (G&A)* - Adjusted(1)	$10,128	$9,026

Net income attributable to Equity One	$18,982	$34,994
Net income per diluted share	$0.16	$0.32

Funds from operations (FFO)	$33,242	$61,040
FFO per diluted share	$0.27	$0.52

Total dividends paid per share	$0.22	$0.22

Weighted average diluted shares used in EPS computations	112,820	117,258
Weighted average diluted shares used in FFO computations(2)	124,178	117,258

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 17-24)	91.2%	90.3%
Same-property shopping center portfolio occupancy at end of period(3)	90.8%	90.9%
Same-property NOI growth - cash basis (see page 9)	4.5%	0.3%
NOI margin (see page 9)	72.4%	71.2%
Expense recovery ratio*	79.3%	74.2%
New, renewal and option rent spread - cash basis (see page 14)	3.5%	-4.3%
Adjusted G&A expense to total revenues(1)	12.2%	10.4%
Net debt to total market capitalization (see page 6)	35.3%	39.9%
Net debt to Adjusted EBITDA (see page 10)	6.8	7.2
Adjusted EBITDA to interest expense* (see page 10)	2.8	2.4
Adjusted EBITDA to fixed charges* (see page 10)	2.5	2.0

*	The indicated line item includes amounts reported in discontinued operations.
(1)

G&A expense for the three months ended March 31, 2012 deducts $1.3 million for external costs associated with acquisition and disposition related expenses during the period, as well as depreciation & amortization amounts included in G&A. G&A expense for the three months ended March 31, 2011 deducts $2.3 million for external costs associated with acquired properties and acquisition related expenses during the period, $0.5 million in severance costs, as well as depreciation & amortization amounts included in G&A.

(2)

Weighted average diluted shares for the three months ended March 31, 2012 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is antidilutive.

(3)

Information provided on a same property basis is provided for only those properties that were owned and operated for the entirety of both periods being compared, excludes properties that were redeveloped, expanded or under development and properties purchased or sold at any time during the periods being compared.

EQUITY ONE, INC. CONDENSED CONSOLIDATED BALANCE SHEETS As of March 31, 2012 and December 31, 2011 and 2010 (unaudited) (in thousands)

	Mar 31, 2012	Dec 31, 2011	Dec 31, 2010
Assets
Properties:
Income producing	$3,106,668	$2,955,605	$2,117,245
Less: accumulated depreciation	(309,214)	(299,106)	(248,528)

Income producing properties, net	2,797,454	2,656,499	1,868,717
Construction in progress and land held for development	125,199	104,792	74,402
Properties held for sale or properties sold in a disposal group	11,901	46,655	513,230

Properties, net	2,934,554	2,807,946	2,456,349

Cash and cash equivalents	17,326	103,524	38,333
Accounts and other receivables, net	8,777	17,790	12,559
Investments in and advances to unconsolidated joint ventures	54,963	50,158	59,736
Mezzanine loans receivable, net	64,710	45,279	—
Goodwill	8,401	8,406	9,561
Other assets	208,782	189,468	104,024

Total Assets	$3,297,513	$3,222,571	$2,680,562

Liabilities and stockholders’ equity
Liabilities:
Mortgage notes payable	$468,485	$471,754	$354,379
Unsecured senior notes payable	681,136	691,136	691,136
Term loan	200,000	$—	$—
Unsecured revolving credit facilities	42,000	138,000	—

Total debt	1,391,621	1,300,890	1,045,515
Unamortized premium (discount) on notes payable, net	7,384	8,181	(1,805)

Total notes payable	1,399,005	1,309,071	1,043,710

Accounts payable and other liabilities	238,522	223,198	115,166
Liabilities associated with assets held for sale or sold in a disposal group	—	27,587	181,458
Deferred tax liability	14,608	14,709	46,523

Total liabilities	1,652,135	1,574,565	1,386,857

Redeemable noncontrolling interests	22,726	22,804	3,864

Total stockholders’ equity of Equity One, Inc.	1,414,696	1,417,316	1,285,907

Noncontrolling interests	207,956	207,886	3,934

Total Liabilities and Stockholders’ Equity	$3,297,513	$3,222,571	$2,680,562

EQUITY ONE, INC. MARKET CAPITALIZATION As of March 31, 2012 and December 31, 2011 and 2010 (in thousands, except share data)

	Mar 31, 2012	Dec 31, 2011	Dec 31, 2010

Closing market price of common stock	$20.22	$16.98	$18.18

Common stock shares
Basic common shares	112,692.009	112,599.355	102,326.818
Diluted common shares
Unvested restricted common shares	182.336	107.888	149.980
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	223.540	114.575	124.506
Long term incentive plan performance awards	—	—	356.516
Convertible CapCo Partnership Units	11,357.837	11,357.837	—

Diluted common shares	124,549.378	124,273.311	103,051.476

Equity market capitalization	$2,518,388	$2,110,161	$1,873,476

Total debt (excluding unamortized/unaccreted premium/(discount))(1)	$1,391,621	$1,328,174	$1,224,796
Cash and equivalents	(17,326)	(103,524)	(38,333)

Net debt(1)	1,374,295	1,224,650	1,186,463
Equity market capitalization	2,518,388	2,110,161	1,873,476

Total market capitalization	$3,892,684	$3,334,811	$3,059,939

Net debt to total market capitalization at current market price	35.3%	36.7%	38.8%

Net debt to total market capitalization at constant share price of $16.98	39.4%	36.7%	40.4%

Gross real estate and securities investments	$3,243,768	$3,107,052	$2,704,877

Net debt to gross real estate and securities investments	42.4%	39.4%	43.9%

(1)	Includes $27.3 million and $179.3 million of secured mortgage debt related to assets held for sale as of December 31, 2011 and December 31, 2010, respectively.

EQUITY ONE, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME For the three months ended March 31, 2012 and 2011 (unaudited) (in thousands, except per share amounts)

	Three months ended		Percent Change
	March 31, 2012	March 31, 2011
REVENUE:
Minimum rent	$60,818	$53,171
Expense recoveries	17,939	15,748
Percentage rent	1,954	1,454
Management and leasing services	804	466

Total revenue	81,515	70,839	15.1%

COSTS AND EXPENSES:
Property operating	22,130	20,574
Rental property depreciation and amortization	21,715	18,766
General and administrative	11,560	11,977

Total costs and expenses	55,405	51,317	8.0%

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	26,110	19,522

OTHER INCOME AND EXPENSE:
Investment income	1,445	693
Other income	141	129
Interest expense	(17,369)	(17,551)
Amortization of deferred financing fees	(593)	(539)
Equity in (loss) income of unconsolidated joint ventures	(188)	366
(Loss) gain on extinguishment of debt	(93)	42
Gain on bargain purchase	—	30,561

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	9,453	33,223
Income tax benefit of taxable REIT subsidiaries	46	133

INCOME FROM CONTINUING OPERATIONS	9,499	33,356	-71.5%

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	(141)	3,589
Gain on disposal of income producing properties	14,269	—
Impairment loss on income producing properties sold or held for sale	(1,932)	—
Income tax benefit of taxable REIT subsidiaries	—	432

INCOME FROM DISCONTINUED OPERATIONS	12,196	4,021

NET INCOME	21,695	37,377	-42.0%

Net income attributable to noncontrolling interests - continuing operations	(2,713)	(2,400)
Net loss attributable to noncontrolling interests - discontinued operations	—	17

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$18,982	$34,994	-45.8%

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$0.06	$0.29
Discontinued operations	0.11	0.04

NET INCOME	$0.16 *	$0.33	-51.5%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.06	$0.28
Discontinued operations	0.11	0.03

NET INCOME	$0.16 *	$0.32 *	-50.0%

Weighted average shares outstanding
Basic	112,649	106,254

Diluted	112,820	117,258

*Note: Basic EPS for the three months ended March 31, 2012 and Diluted EPS for the three months ended March 31, 2012 and 2011 do not foot due to the rounding of the individual calculations.

EQUITY ONE, INC. PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS For the three months ended March 31, 2012 and 2011 (unaudited) (in thousands)

	Three months ended March 31, 2012			Three months ended March 31, 2011
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$60,818	$1,251	$62,069	$53,171	$13,260	$66,431
Expense recoveries	17,939	51	17,990	15,748	2,678	18,426
Percentage rent	1,954	250	2,204	1,454	12	1,466
Management and leasing services	804	—	804	466	—	466

Total revenue	81,515	1,552	83,067	70,839	15,950	86,789

COSTS AND EXPENSES:
Property operating	22,130	552	22,682	20,574	4,269	24,843
Rental property depreciation and amortization	21,715	84	21,799	18,766	4,328	23,094
General and administrative	11,560	13	11,573	11,977	16	11,993

Total costs and expenses	55,405	649	56,054	51,317	8,613	59,930

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	26,110	903	27,013	19,522	7,337	26,859

OTHER INCOME AND EXPENSE:
Investment income	1,445	1	1,446	693	—	693
Other income	141	—	141	129	2	131
Interest expense	(17,369)	(327)	(17,696)	(17,551)	(4,014)	(21,565)
Amortization of deferred financing fees	(593)	(2)	(595)	(539)	(4)	(543)
Equity in income (loss) of unconsolidated joint ventures	(188)	—	(188)	366	268	634
Gain on sale of real estate	—	14,269	14,269	—	—	—
Gain (loss) on extinguishment of debt	(93)	(716)	(809)	42	—	42
Gain on bargain purchase	—	—	—	30,561	—	30,561
Impairment loss	—	(1,932)	(1,932)	—	—	—

INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	9,453	12,196	21,649	33,223	3,589	36,812
Income tax benefit of taxable REIT subsidiaries	46	—	46	133	432	565

INCOME FROM CONTINUING OPERATIONS	9,499	12,196	21,695	33,356	4,021	37,377

DISCONTINUED OPERATIONS:
Operations of income producing properties sold or held for sale	(141)	141	—	3,589	(3,589)	—
Gain on disposal of income producing properties	14,269	(14,269)	—	—	—	—
Impairment loss on income producing properties sold or held for sale	(1,932)	1,932	—	—	—	—
Income tax (expense) benefit	—	—	—	432	(432)	—

INCOME FROM DISCONTINUED OPERATIONS	12,196	(12,196)	—	4,021	(4,021)	—

Net income attributable to noncontrolling interests - continuing operations	(2,713)	—	(2,713)	(2,400)	17	(2,383)
Net loss attributable to noncontrolling interests - discontinued operations	—	—	—	17	(17)	—

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$18,982	$—	$18,982	$34,994	$—	$34,994

EQUITY ONE, INC. NET OPERATING INCOME For the three months ended March 31, 2012 and 2011 (in thousands)

	Three months ended		Percent Change
	March 31, 2012	March 31, 2011

Total net operating income(1)
Total rental revenue	$82,263	$86,323	(4.7%)
Property operating expenses	22,682	24,843	(8.7%)

Net operating income	$59,581	$61,480	(3.1%)

NOI margin (NOI / Total rental revenue)	72.4%	71.2%

Same-property cash NOI(2)(4)
Total rental revenue	$60,678	$59,547	1.9%
Property operating expenses(3)	18,073	18,771	(3.7%)

Net operating income	$42,605	$40,776	4.5%

Growth in same property NOI	4.5%

Number of properties included in analysis(4)	132

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income. NOI presented on a GAAP basis.
(2)	Excludes the effects of straight-line rent, above/below market rents, lease termination fees, and prior year expense recovery adjustments, if any.
(3)	Property operating expenses include intercompany management fee expense.
(4)

The same-property pool includes only those properties that were owned and operated for the entirety of both periods being compared and excludes developments and redevelopments, unconsolidated joint venture properties, and any properties purchased or sold during the periods being compared.

EQUITY ONE, INC. EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - (ADJUSTED EBITDA) For the three months ended March 31, 2012 and 2011 (in thousands)

	Three months ended
	March 31, 2012	March 31, 2011

Net income attributable to Equity One, Inc.	$18,982	$34,994
Rental property depreciation and amortization*	21,799	23,094
Other depreciation and amortization*	178	158
Interest expense*	17,696	21,565
Amortization of deferred financing fees*	595	543
Loss (gain) on extinguishment of debt*	809	(42)
Acquisition/Disposition costs(1)	1,267	2,809
Impairment loss*	1,932	—
Gain on sale of depreciable real estate*	(13,086)	—
Income tax benefit of taxable REIT subsidiaries*	(46)	(565)
Gain on bargain purchase	—	(30,561)
Equity in loss (income) of unconsolidated joint ventures*	188	(634)

Adjusted EBITDA	$50,314	$51,361

Interest expense*	$17,696	$21,565

Adjusted EBITDA to interest expense*	2.8	2.4

Fixed charges
Interest expense*	$17,696	$21,565
Scheduled principal amortization (2)	2,220	3,986

Total fixed charges	$19,916	$25,551

Adjusted EBITDA to fixed charges*	2.5	2.0

Net debt to Adjusted EBITDA (3)	6.8	7.2

Total market capitalization (see page 6)	$3,892,684	$3,694,949

*	The indicated line item includes amounts reported in discontinued operations.
(1)

Amounts include external costs associated with acquired and disposed properties and acquisition/disposition related expenses during the period. For the three months March 31, 2012 and 2011, amounts include $0.04 million and $0.5 million, respectively, in severance costs.

(2)	Excludes balloon payments upon maturity.
(3)	Adjusted EBITDA for the period has been annualized.

EQUITY ONE, INC. CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS For the three months ended March 31, 2012 and 2011 (in thousands, except per share data)

	Three months ended
	March 31, 2012	March 31, 2011

Net income attributable to Equity One, Inc.	$18,982	$34,994
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	21,758	23,020
Net adjustment for unvested shares and noncontrolling interest(1)	2,499	2,415
Impairments of depreciable real estate, net of tax(2)	1,932	—
Gain on disposal of depreciable real estate, net of tax	(13,086)	—
Pro rata share of real estate depreciation from unconsolidated JV’s	1,157	611

Funds from operations	$33,242	$61,040

Earnings per diluted share attributable to Equity One, Inc.	$0.16	$0.32
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	0.18	0.20
Net adjustment for unvested shares and noncontrolling interest(1)	0.01	(0.01)
Impairments of depreciable real estate, net of tax(2)	0.02	—
Gain on disposal of depreciable real estate, net of tax	(0.11)	—
Pro rata share of real estate depreciation from unconsolidated JV’s	0.01	0.01

Funds from operations per diluted share	$0.27	$0.52

Weighted average diluted shares(3)	124,178	117,258

(1)

Includes net effect of: (a) distributions paid with respect to unissued shares held by a noncontrolling interest which have already been included for purposes of calculating earnings per diluted share for the three months ended March 31, 2012 and 2011; and (b) an adjustment to compensate for the rounding of the individual calculations.

(2)

Effective in the fourth quarter of 2011, NAREIT clarified the definition of FFO to exclude impairment write downs of depreciable real estate. We have calculated FFO for all periods presented in accordance with this clarification.

(3)

Weighted average diluted shares for the three months ended March 31, 2012 are higher than the GAAP diluted weighted average shares as a result of the 11.4 million units held by Liberty International Holdings, Ltd. which are convertible into our common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is antidilutive.

EQUITY ONE, INC. ADDITIONAL DISCLOSURES For the three months ended March 31, 2012 and 2011 (in thousands)

	Three months ended
	March 31, 2012	March 31, 2011
Certain non-cash items:
Amortization of deferred financing fees	$595	$543
Accretion of below market lease intangibles	(2,948)	(2,043)
Share-based compensation expense	2,062	1,635
Straight line rent	(1,024)	(902)
Capitalized interest	(1,143)	(498)
Amortization of discount on notes payable, net	(784)	236

Certain capital expenditures:
Tenant improvements	$(2,947)	$(2,374)
Leasing commissions and costs	(1,365)	(1,266)
Redevelopments and expansions	(20,176)	(3,347)
Maintenance capital expenditures	(2,676)	(1,394)

Total tenant improvements and leasing costs	$(27,164)	$(8,381)

	March 31, 2012	Dec 31, 2011
Other assets :
Lease intangibles, net	$95,978	$92,559
Lease commissions, net	30,396	28,755
Straight-line rent receivable, net	18,290	17,270
Deposits and mortgage escrow	37,522	34,567
Deferred financing costs, net	10,012	8,676
Prepaid and other expenses	10,093	2,178
Furniture and fixtures, net	2,342	2,234
Deferred tax asset	3,174	3,229
Fair value of interest rate swap	975	—

Total other assets	$208,782	$189,468

Accounts payable and other liabilities:
Above/below market rents, net	$178,513	156,495
Prepaid rent and deferred income	7,789	6,882
Accounts payable and other	52,220	59,821

Total accounts payable and other liabilities	$238,522	$223,198

Liquidity as of 3/31/12:
Cash and Cash Equivalents	$15,610
Available under Lines of Credit	442,835

Total Available Funds	$458,445

EQUITY ONE, INC. TENANT CONCENTRATION SCHEDULE - TOP TWENTY-FIVE TENANTS CONSOLIDATED PROPERTIES As of March 31, 2012

Tenant	Number of stores	Credit Rating S&P/ Moody’s(1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot	Average remaining term of AMR(2)

Top twenty-five tenants
Publix	43	NA	1,881,970	10.4%	$14,801,898	6.4%	$7.87	6.9
Supervalu	6	B+ / B1	398,625	2.2%	8,995,251	3.9%	22.57	4.4
Kroger	10	BBB / Baa2	573,686	3.2%	4,233,263	1.8%	7.38	5.1
TJ Maxx Companies	11	A / A3	322,879	1.8%	4,198,079	1.8%	13.00	3.5
L.A. Fitness	5	NA	234,897	1.3%	4,077,401	1.8%	17.36	11.2
Bed Bath & Beyond	9	BBB+ / NA	306,332	1.7%	3,811,537	1.6%	12.44	4.2
Costco	1	A+ / A1	148,295	0.8%	3,029,252	1.3%	20.43	2.4
Winn Dixie	9	NA	398,128	2.2%	2,937,815	1.3%	7.38	3.9
CVS Pharmacy	13	BBB+ / Baa2	150,999	0.8%	2,447,511	1.1%	16.21	6.9
Goodwill	14	NA	217,873	1.2%	2,419,535	1.0%	11.11	8.4
Staples	6	BBB / Baa2	120,529	0.7%	2,371,378	1.0%	19.67	3.8
Office Depot	8	B- / B2	195,777	1.1%	2,344,457	1.0%	11.98	4.4
Walmart	3	AA / Aa2	230,217	1.3%	2,150,075	0.9%	9.34	5.7
Best Buy	4	BBB- / Baa2	142,831	0.8%	2,104,708	0.9%	14.74	4.2
Kmart	5	NA	439,558	2.4%	1,939,705	0.8%	4.41	3.3
Target	1	A+ / A2	160,346	0.9%	1,924,152	0.8%	12.00	6.3
Walgreens	6	A / A3	96,562	0.5%	1,824,815	0.8%	18.90	24.5
Sports Authority	2	B- / B3	58,500	0.3%	1,772,500	0.8%	30.30	4.6
Dollar Tree	19	NA	210,050	1.2%	1,763,590	0.8%	8.40	2.9
Whole Foods	2	BB+ / NA	85,907	0.5%	1,746,911	0.8%	20.33	12.7
Stop & Shop	1	NA	59,015	0.3%	1,685,484	0.7%	28.56	12.8
JP Morgan Chase	11	A / Aa3	51,316	0.3%	1,596,436	0.7%	31.11	5.1
Trader Joe’s	4	NA	42,958	0.2%	1,463,177	0.6%	34.06	8.9
Loehmann’s	1	NA	56,870	0.3%	1,400,000	0.6%	24.62	4.0
Wells Fargo	13	A+ / A2	47,714	0.3%	1,367,212	0.6%	28.65	2.2

Total top twenty-five tenants	207		6,631,834	36.6%	$78,406,142	33.8%	$11.82	6.2

Note: The above schedule includes properties under development/redevelopment and excludes non-retail properties and properties held in unconsolidated joint ventures.

(1)	Ratings as of March 31, 2012. Source: Moody’s/S&P.
(2)	In years, excluding tenant renewal options.

EQUITY ONE, INC. RECENT LEASING ACTIVITY For the three months ended March 31, 2012

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF(2)

New Leases(1)	48	143,765	141,840	$16.96	$16.54	-2.5%	$11.75

Renewals & Options	74	303,194	303,194	14.14	15.10	6.8%	0.25

Total New, Renewals & Options	122	446,959	445,034	$15.04	$15.56	3.5%	$3.91

Note: Prior rent and new rent are presented on a “cash basis”, not on a straight-line basis. Excludes unconsolidated joint venture properties, non-retail properties, and developments/redevelopments.

(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.

(2)	Amount includes tenant allowance and landlord work.

EQUITY ONE, INC. SHOPPING CENTER LEASE EXPIRATION SCHEDULE As of March 31, 2012

	ANCHOR TENANTS (SF >= 10,000)				SHOP TENANTS (SF < 10,000)				TOTAL TENANTS
Year	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration

M-T-M	1	15,000	0.1%	$28.00	115	245,046	4.2%	$17.36	116	260,046	1.6%	$17.97
2012	31	756,629	7.1%	9.52	363	764,409	13.0%	20.52	394	1,521,038	9.2%	15.05
2013	31	942,448	8.9%	9.29	372	807,022	13.7%	21.56	403	1,749,470	10.6%	14.95
2014	41	1,226,225	11.5%	8.47	375	802,723	13.6%	21.49	416	2,028,948	12.3%	13.62
2015	38	1,120,580	10.5%	7.65	262	656,074	11.1%	23.19	300	1,776,654	10.7%	13.39
2016	44	1,598,695	15.0%	12.80	236	590,607	10.0%	23.73	280	2,189,302	13.2%	15.75
2017	26	830,705	7.8%	14.73	121	309,190	5.3%	25.48	147	1,139,895	6.9%	17.64
2018	14	570,405	5.4%	12.17	27	95,813	1.6%	31.93	41	666,218	4.0%	15.01
2019	11	520,779	4.9%	8.56	24	74,380	1.3%	29.15	35	595,159	3.6%	11.13
2020	18	555,872	5.2%	13.07	25	83,238	1.4%	27.94	43	639,110	3.9%	15.01
2021	14	344,882	3.2%	12.35	26	70,518	1.2%	45.15	40	415,400	2.5%	17.92
Thereafter	54	1,930,686	18.1%	12.92	47	173,512	3.0%	35.47	101	2,104,198	12.7%	14.78

Sub-total / Avg.	323	10,412,906	97.7%	11.13	1,993	4,672,532	79.4%	23.24	2,316	15,085,438	91.2%	14.88
Vacant	11	247,471	2.3%	NA	607	1,210,940	20.6%	NA	618	1,458,411	8.8%	NA
Total / Avg.	334	10,660,377	100.0%	NA	2,600	5,883,472	100.0%	NA	2,934	16,543,849	100.0%	NA

Note: The above schedules exclude properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC. ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION As of March 31, 2012

Metro or Region	# Properties	Total SF	AMR	% of AMR
Dade County	14	1,671,288	$24,991,732	11.7%
Broward County	12	1,672,377	21,721,021	10.2%
Palm Beach County	8	890,668	10,505,351	4.9%
Treasure Coast, Florida	8	707,778	7,462,671	3.5%

South Florida	42	4,942,111	64,680,775	30.3%
San Francisco Bay	5	1,564,570	33,830,325	15.9%
Southern California	4	489,239	9,967,962	4.6%

West Coast	9	2,053,809	43,798,287	20.5%
Connecticut	6	715,224	12,737,522	6.0%
Boston	7	600,879	11,117,439	5.2%
New York	3	142,035	4,084,788	1.9%

Northeast	16	1,458,138	27,939,749	13.1%
Atlanta	18	1,654,120	20,487,735	9.6%
Jacksonville/North Florida	9	1,110,784	11,489,751	5.4%
Orlando	8	984,298	10,885,784	5.1%
Louisiana	12	1,312,202	10,460,711	4.9%
Other	9	962,076	6,781,036	3.2%
Tampa/St. Petersburg	8	729,713	6,281,665	2.9%
Central/South Georgia	4	624,662	3,916,483	1.8%
Charlotte/Raleigh/Durham	3	343,288	2,676,840	1.3%
West Coast, Florida	2	171,772	2,472,842	1.2%
South Carolina	3	196,876	1,464,577	0.7%

Total	143	16,543,849	$213,336,235	100.0%

Note: The above schedules exclude properties under development/redevelopment, non-retail properties, and properties held in unconsolidated joint ventures.

EQUITY ONE, INC. PROPERTY STATUS REPORT As of March 31, 2012

	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					of tenants		Owned sq. ft.	Name	Expiration Date
Property					Leased	Vacant

NORTH FLORIDA (31)

Orlando / Central Florida (8)

Alafaya Commons	Orlando	1987	126,333	84.7%	21	9	54,230	Publix	11/30/13		$13.68

Alafaya Village	Orlando	1986	38,118	87.3%	14	2					$21.19

Eastwood, Shoppes of	Orlando	1997	69,037	98.1%	12	1	51,512	Publix	11/01/17		$12.40

Kirkman Shoppes	Orlando	1973	88,820	63.6%	22	8					$22.20

Lake Mary Centre	Orlando	1988 / 2001	340,434	95.8%	56	10	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	$13.34

Park Promenade	Orlando	1987 /2000	128,848	72.4%	14	9				Beauty Depot / Dollar General	$6.91

Town & Country	Kissimmee	1993	75,181	92.0%	10	4	52,883	Albertsons* (Ross Dress For Less)	10/31/18		$7.78

Unigold Shopping Center	Winter Park	1987	117,527	80.5%	20	6	52,500	Winn-Dixie	04/30/12		$11.50

Jacksonville / North Florida (8)

Beauclerc Village	Jacksonville	1962 / 1988	68,846	89.6%	7	4				Big Lots / Goodwill / Bealls Outlet	$8.58

Forest Village	Tallahassee	2000	71,526	80.7%	10	6	37,866	Publix	04/30/20		$10.58

Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.8%	6	6	45,500	Winn-Dixie	05/31/15	Citi Trends	$6.86

Mandarin Landing	Jacksonville	1976	139,580	84.4%	20	10	50,000	Whole Foods	12/31/23	Office Depot / Aveda Institute	$17.35

Medical & Merchants	Jacksonville	1993	156,153	97.0%	11	2	55,999	Publix	02/10/13	Memorial Hospital / Planet Fitness	$13.02

Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	17	—	39,795	Publix	03/11/15	Planet Fitness	$8.20

Pablo Plaza	Jacksonville	1974 /1998 /2001 /2008	151,238	86.3%	21	9	34,400	Publix* (Office Depot)	11/30/13	Marshalls / HomeGoods	$11.67

South Beach	Jacksonville Beach	1990 / 1991	303,856	87.0%	34	15				Ross / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	$12.31

Tampa / St. Petersburg / Venice / Cape Coral / Naples (10)

Charlotte Square	Port Charlotte	1980	96,626	69.9%	12	13				Seafood Buffet / American Signature Furniture	$5.49

Glengary Shoppes	Sarasota	1995	99,182	100.0%	6	—				Best Buy / Barnes & Noble	$18.18

Lutz Lake	Lutz	2002	64,985	92.0%	11	3	44,270	Publix	05/31/22		$12.55

Mariners Crossing	Spring Hill	1989 / 1999	97,812	93.7%	17	1	48,315	Sweet Bay	08/15/20		$10.74

Regency Crossing	Port Richey	1986 / 2001	85,864	80.5%	12	13	44,270	Publix	02/28/21		$10.37

EQUITY ONE, INC. PROPERTY STATUS REPORT As of March 31, 2012

	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					of tenants		Owned sq. ft.	Name	Expiration Date
Property					Leased	Vacant

Seven Hills	Spring Hill	1991	72,590	90.6%	14	4	48,890	Publix	09/25/16		$10.18

Shoppes of North Port	North Port	1991	84,705	88.0%	15	6				Bealls Outlet / Goodwill	$9.19

Sunlake	Tampa	2008	94,397	91.3%	19	6	45,600	Publix	12/31/28		$17.69

Sunpoint Shopping Center	Ruskin	1984	132,374	68.2%	16	8				Goodwill / Ozzie’s Buffet / Big Lots / Chapter 13 Trustee	$8.50

Walden Woods	Plant City	1985 / 1998 / 2003	72,950	88.7%	11	4				Dollar Tree / Aaron Rents / Dollar General	$7.47

Florida Treasure / Northeast Coast (5)

New Smyrna Beach	New Smyrna Beach	1987	118,451	94.4%	32	2	42,112	Publix	09/23/17	Bealls Outlet	$12.08

Old King Commons	Palm Coast	1988	84,759	83.5%	13	5				Wal-Mart	$7.93

Ryanwood	Vero Beach	1987	114,925	88.3%	25	7	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	$11.31

South Point Center	Vero Beach	2003	64,790	95.7%	13	2	44,840	Publix	11/30/23		$15.56

Treasure Coast	Vero Beach	1983	133,781	95.8%	20	3	59,450	Publix	07/31/26	TJ Maxx	$12.61

TOTAL SHOPPING CENTERS NORTH FLORIDA (31)			3,443,996	87.6%	531	178	955,366				$12.03

SOUTH FLORIDA (37)

Miami-Dade / Broward / Palm Beach (34)

Aventura Square(1)	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed, Bath & Beyond / DSW	$24.15

Bird Ludlum	Miami	1988 / 1998	192,274	94.3%	43	4	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Goodwill	$19.02

Bluffs Square	Jupiter	1986	123,917	78.4%	19	12	39,795	Publix	10/22/16	Walgreens	$12.75

Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$21.58

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	76,632	91.0%	14	4				Office Depot / Walgreens	$25.69

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	87.0%	36	10	39,795	Publix	12/04/15	Stein Mart	$14.41

Crossroads Square	Pembroke Pines	1973	81,587	79.9%	15	9				CVS Pharmacy / Goodwill	$17.06

CVS Plaza	Miami	2004	18,214	100.0%	6	—					$22.67

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00

Greenwood	Palm Springs	1982 / 1994	133,339	91.0%	31	7	50,032	Publix	12/05/14	Bealls Outlet	$13.08

Hammocks Town Center	Miami	1987 / 1993	260,807	94.9%	32	6	39,795	Publix	06/24/17	Metro Dade Library / CVS Pharmacy / Porky’s Gym / Kendall Ice	$9.12

EQUITY ONE, INC. PROPERTY STATUS REPORT As of March 31, 2012

	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					of tenants		Owned sq. ft.	Name	Expiration Date
Property					Leased	Vacant

Jonathan’s Landing	Jupiter	1997	26,820	69.9%	9	3					$21.12

Lago Mar	Miami	1995	82,613	82.7%	14	8	42,323	Publix	09/13/15		$13.57

Lantana Village	Lantana	1976 / 1999	181,780	97.5%	23	2	39,473	Winn-Dixie	02/15/16	Kmart / Rite Aid* (Family Dollar)	$7.54

Magnolia Shoppes	Fort Lauderdale	1998	114,118	91.3%	13	5				Regal Cinemas / Deal$	$11.74

Meadows	Miami	1997	75,524	94.2%	16	4	47,955	Publix	07/09/17		$14.01

Shoppes of Oakbrook	Palm Beach Gardens	1974 / 2000 / 2003	199,633	96.6%	25	5	44,400	Publix	11/30/20	Stein Mart / Homegoods / CVS / Basset Furniture / Duffy’s	$14.39

Oaktree Plaza	North Palm Beach	1985	23,745	63.6%	11	9					$16.88

Plaza Alegre	Miami	2003	88,411	93.7%	17	3	44,271	Publix	03/14/23	Goodwill	$15.50

Point Royale	Miami	1970 / 2000	174,875	97.0%	20	4	45,350	Winn-Dixie	02/15/15	Best Buy / Pasteur Medical	$10.78

Prosperity Centre	Palm Beach Gardens	1993	122,014	100.0%	10	—				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	$17.40

Ridge Plaza	Davie	1984 / 1999	155,204	94.9%	20	7				Ridge Cinema / Kabooms / United Collection / Round Up / Goodwill	$11.27

Riverside Square	Coral Springs	1987	103,241	80.6%	22	11	39,795	Publix	02/18/17		$11.74

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	84.8%	20	5	36,464	Publix	12/15/14	Walgreens / Dollar Tree	$10.85

Sheridan Plaza	Hollywood	1973 / 1991	508,455	98.8%	60	3	65,537	Publix	10/09/16	Kohl’s / Ross / Bed Bath & Beyond / Pet Supplies Plus / LA Fitness / Office Depot / Assoc. in Neurology	$15.39

Shoppes of Andros Isles	West Palm Beach	2000	79,420	82.4%	9	8	51,420	Publix	02/29/20		$12.17

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,789	88.1%	28	7	47,814	Publix	06/14/15	Goodwill	$15.49

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	287,077	96.0%	45	4	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	$18.50

Tamarac Town Square	Tamarac	1987	124,585	75.4%	25	14	37,764	Publix	12/15/14	Dollar Tree	$10.88

Waterstone	Homestead	2005	61,000	89.3%	8	2	45,600	Publix	07/31/25		$13.63

West Bird	Miami	1977 / 2000	99,864	87.7%	23	5	37,949	Publix	08/31/20	CVS Pharmacy	$13.36

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	—	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	$13.94

Westport Plaza	Davie	2002	49,533	100.0%	8	—	27,887	Publix	11/30/22		$17.65

Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/16	Walgreens	$14.59

EQUITY ONE, INC. PROPERTY STATUS REPORT As of March 31, 2012

	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					of tenants		Owned sq. ft.	Name	Expiration Date
Property					Leased	Vacant
Florida Treasure / Northeast Coast (3)

Cashmere Corners	Port St. Lucie	2001	89,234	93.7%	13	3	59,448	Albertsons	04/30/25		$8.49

Salerno Village	Stuart	1987	82,477	90.8%	14	6	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	$10.53

Shops at St. Lucie	Port St. Lucie	2006	19,361	74.2%	7	3					$22.60

TOTAL SHOPPING CENTERS SOUTH FLORIDA (37)			4,425,405	92.4%	707	174	1,093,829				$14.44

SOUTHEAST (49)

ALABAMA(1)

Madison Centre	Madison	1997	64,837	98.1%	12	1	37,912	Publix	06/01/17	Rite Aid	$9.45

TOTAL SHOPPING CENTERS ALABAMA(1)			64,837	98.1%	12	1	37,912				$9.45

FLORIDA (1)

Middle Beach Shopping Center	Panama City Beach	1994	69,277	82.2%	2	7	56,077	Publix*	09/30/14		$8.53

TOTAL SHOPPING CENTERS FLORIDA(1)			69,277	82.2%	2	7	56,077				$8.53

GEORGIA (22)

Atlanta (18)

BridgeMill	Canton	2000	89,102	91.9%	25	4	37,888	Publix	01/31/20		$15.83

Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	$21.38

Butler Creek	Acworth	1990	95,597	94.2%	18	3	59,997	Kroger	01/31/18		$9.83

Chastain Square	Atlanta	1981 / 2001	91,637	97.1%	23	3	37,366	Publix	05/31/24		$17.89

Douglas Commons	Douglasville	1988	97,027	95.0%	15	3	59,431	Kroger	08/31/13		$10.91

Fairview Oaks	Ellenwood	1997	77,052	95.7%	12	2	54,498	Kroger	09/30/16		$10.37

Grassland Crossing	Alpharetta	1996	90,906	94.6%	12	2	70,086	Kroger	06/30/16		$9.06

Hairston Center	Decatur	2000	13,000	84.6%	6	2					$9.26

Hamilton Ridge	Buford	2002	90,996	85.1%	14	7	54,166	Kroger	11/30/22		$11.45

Hampton Oaks	Fairburn	2009	20,842	17.3%	2	10					$12.12

Mableton Crossing	Mableton	1997	86,819	98.1%	15	1	63,419	Kroger	08/31/17		$10.35

Macland Pointe	Marietta	1992-93	79,699	92.8%	14	3	55,999	Publix	12/29/12		$10.20

EQUITY ONE, INC. PROPERTY STATUS REPORT As of March 31, 2012

	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					of tenants		Owned sq. ft.	Name	Expiration Date
Property					Leased	Vacant
Market Place	Norcross	1976	73,686	96.0%	19	4				Galaxy Cinema	$10.97

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	97.7%	25	3	55,520	Kroger	02/28/15	Cost Plus Store / Binders Art Supplies	$18.15

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,401	84.7%	18	6				Micro Center	$9.80

Shops of Westridge	McDonough	2006	66,297	71.0%	7	11	38,997	Publix	04/30/26		$12.39

Wesley Chapel	Decatur	1989	164,153	83.5%	16	12				Everest Institute / Little Giant/ Deal$ / Planet Fitness	$8.13

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	60.4%	19	9					$22.31

Central / South Georgia(4)

Daniel Village	Augusta	1956 / 1997	171,932	87.1%	31	8	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	$8.79

McAlpin Square	Savannah	1979	173,952	95.9%	21	3	43,600	Kroger	08/31/15	Big Lots / Post Office / Habitat for Humanity	$7.79

Spalding Village	Griffin	1989	235,318	60.9%	16	12	59,431	Kroger	05/31/14	Fred’s Store / Goodwill	$7.10
Walton Plaza	Augusta	1990	43,460	91.7%	5	3				Gold’s Gym	$7.10

TOTAL SHOPPING CENTERS GEORGIA (22)			2,278,782	87.8%	348	112	736,369				$12.19

LOUISIANA(12)

Ambassador Row	Lafayette	1980 /1991	187,678	98.3%	24	2				Conn’s Appliances / Big Lots / Chuck E Cheese / Planet Fitness / JoAnn Fabrics	$9.22

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	96.7%	21	2				Bed Bath & Beyond / Marshall’s / Hancock Fabrics / Unitech Training Academy / Tuesday Morning	$9.72

Bluebonnet Village	Baton Rouge	1983	101,623	96.8%	21	5	33,387	Matherne’s	11/30/15	Office Depot	$11.50

Boulevard	Lafayette	1976 / 1994	68,012	93.2%	13	2				Piccadilly / Harbor Freight Tools / Golfballs.com	$9.13

Country Club Plaza	Slidell	1982 / 1994	64,686	94.6%	9	1	33,387	Winn-Dixie	01/31/13		$6.60

Crossing	Slidell	1988 / 1993	114,806	98.3%	14	2	58,432	Save A Center	09/28/39	A-1 Home Appliance / Piccadilly	$5.39

Elmwood Oaks	Harahan	1989	120,515	91.2%	8	1				Academy Sports / Dollar Tree / Home Décor	$9.83

Plaza Acadienne	Eunice	1980	59,419	97.5%	6	1	28,092	Super 1 Store	06/30/15	Fred’s Store	$4.35

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	81.3%	7	2				Burke’s Outlet / Harbor Freight Tools / Fred’s Store	$6.09

Siegen Village	Baton Rouge	1988	170,416	98.9%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	$9.42

Tarpon Heights	Galliano	1982	56,605	100.0%	9	—				Stage / Dollar General	$5.86

Village at Northshore	Slidell	1988	144,638	96.7%	13	2				Marshalls / Dollar Tree / Kirschman’s* / Bed Bath & Beyond / Office Depot	$7.32

TOTAL SHOPPING CENTERS LOUISIANA (12)			1,312,202	95.8%	164	21	153,298				$8.32

EQUITY ONE, INC. PROPERTY STATUS REPORT As of March 31, 2012

	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					of tenants		Owned sq. ft.	Name	Expiration Date
Property					Leased	Vacant

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	—				Big Lots / Buffalo Wild Wings	$7.29

TOTAL SHOPPING CENTERS MISSISSIPPI(1)			66,857	100.0%	8	—	—				$7.29

NORTH CAROLINA (8)

Brawley Commons	Charlotte	1997 / 1998	119,189	71.3%	20	18	42,142	Lowe’s Foods	05/13/17	Rite Aid	$11.68

Centre Pointe Plaza	Smithfield	1989	163,642	94.7%	21	3				Belk’s / Dollar Tree / Aaron Rents / Burkes Outlet Stores	$6.05

Chestnut Square	Brevard	1985 / 2008	34,260	82.9%	4	4				Walgreens	$15.69

Galleria	Wrightsville Beach	1986 / 1990	92,114	37.9%	24	13					$9.99

Riverview Shopping Center	Durham	1973 / 1995	128,498	92.4%	11	5	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	$8.03

Stanley Market Place	Stanley	2007	53,228	94.1%	5	2	34,928	Food Lion	05/15/27	Family Dollar	$9.81

Thomasville Commons	Thomasville	1991	148,754	88.3%	8	6	32,000	Ingles	09/29/12	Kmart	$5.33

Willowdaile Shopping Center	Durham	1986	95,601	91.3%	17	5				Hall of Fitness / Ollie’s Bargain Outlet	$8.37

TOTAL SHOPPING CENTERS NORTH CAROLINA (8)			835,286	82.7%	110	56	162,608				$8.11

SOUTH CAROLINA (3)

North Village Center	North Myrtle Beach	1984	60,356	68.2%	5	8				Dollar General / Goodwill	$8.02

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	100.0%	5	—				Rose’s Store / Citi Trends	$6.11

Woodruff	Greenville	1995	68,055	100.0%	10	—	47,955	Publix	08/06/15		$10.52

TOTAL SHOPPING CENTERS SOUTH CAROLINA (3)			196,876	90.2%	20	8	47,955				$8.24

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	98.0%	13	1	32,000	Ingles	09/25/15	Wal-Mart	$6.06

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	98.0%	13	1	32,000				$6.06

TOTAL SHOPPING CENTERS SOUTHEAST (49)			4,950,958	89.7%	677	206	1,226,219				$9.97

NORTHEAST (16)

CONNECTICUT (6)

Brookside Plaza	Enfield	1985 / 2006	213,274	95.6%	22	4	59,648	Wakefern Food	08/31/15	Bed Bath & Beyond / Walgreens / Staples /Petsmart / Hibachi Grill	$12.33

Compo Acres(1)	Westport	1960/2011	43,107	90.7%	13	2				Trader Joe’s	$45.01

EQUITY ONE, INC. PROPERTY STATUS REPORT As of March 31, 2012

	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					of tenants		Owned sq. ft.	Name	Expiration Date
Property					Leased	Vacant
Copps Hill	Ridgefield	1979 / 2002	184,528	97.5%	8	1	59,015	Stop & Shop	12/31/24	Kohl’s / Rite Aid	$13.11

Danbury Green (1)	Danbury	1985 / 2006	98,095	100.0%	10	—				Trader Joe’s / Rite Aid / Annie Sez / Staples / DSW	$21.81

Post Road Plaza (1)	Darien	1978	20,005	100.0%	4	—					$34.72

Southbury Green (1)	Southbury	1979 / 2002	156,215	99.1%	23	1	60,113	ShopRite	07/31/22	Staples	$21.15

TOTAL SHOPPING CENTERS CONNECTICUT (6)			715,224	97.3%	80	8	178,776				$18.31

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	01/02/16		$30.25

Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s	01/01/16		$26.84

Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw’s	01/01/16		$19.99

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	01/02/16		$19.53

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	01/01/26		$22.89

Webster Plaza	Webster	1963 / 1998	199,425	98.2%	13	1	56,766	Shaw’s	02/28/23	K Mart	$8.14

West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995/ 2006	76,316	97.7%	11	2	54,928	Shaw’s	01/02/16		$24.91

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.1%	30	3	434,532				$18.67

NEW YORK (3)

1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	01/31/19		$41.66

90-30 Metropolitan (1)	Queens	2007	59,815	93.9%	4	1				Trader Joe’s / Staples / Michael’s	$28.99

161 W. 16th Street (1)	Manhattan	1930	56,870	100.0%	1	—				Loehmann’s	$24.62

TOTAL SHOPPING CENTERS NEW YORK (3)			142,035	97.4%	6	1	25,350				$29.51

TOTAL SHOPPING CENTERS NORTHEAST (16)			1,458,138	98.0%	116	12	638,658				$19.54

WEST COAST (10)

ARIZONA (1)

Canyon Trails	Goodyear	2008	211,543	59.5%	18	16				Office Max / Petsmart / Ross / Cost Plus	$16.02

TOTAL SHOPPING CENTERS ARIZONA (1)			211,543	59.5%	18	16	—				$16.02

CALIFORNIA (9)

Circle Center West (1)	Long Beach	1989	64,403	93.5%	13	3				Marshalls	$20.21

EQUITY ONE, INC. PROPERTY STATUS REPORT As of March 31, 2012

	City	Year Built / Renovated	Total Sq. Ft. Owned	Percent Leased	Number		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
					of tenants		Owned sq. ft.	Name	Expiration Date
Property					Leased	Vacant
Culver Center(1)	Culver City	1950 / 2000	216,646	100.0%	33	—	36,578	Ralph’s	10/31/15	Bally Total Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$26.09

Marketplace Shopping Center	Davis	1990	111,156	96.6%	22	2	35,018	Safeway	07/31/14	Petco / CVS	$22.26

Plaza Escuela	Walnut Creek	2002	152,452	99.3%	26	1				AAA / Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Sports Authority	$40.70

Potrero(1)	San Francisco	1968/1997	226,699	98.2%	24	2	59,566	Safeway	09/30/20	24 Hour Fitness / Party City / Petco / Office Depot / Ross	$27.20

Ralph’s Circle Center(1)	Long Beach	1983	59,837	95.5%	10	2	35,022	Ralph’s	11/30/25		$15.99

Serramonte	Daly City	1968	818,177	96.6%	92	11				Macy’s / JC Penney / Target / Daiso / H&M / Forever 21 / A’Gaci / New York & Company / Crunch Gym	$17.96

Von’s Circle Center(1)	Long Beach	1972	148,353	94.9%	20	5	45,253	Von’s	07/31/22	Rite Aid / Ross	$15.53

Willows	Concord	1977	256,086	93.8%	27	6				El Torito / Claim Jumper / U Gym / REI / The Jungle / Old Navy / Pier 1 / Cost Plus	$20.91

TOTAL SHOPPING CENTERS CALIFORNIA (9)			2,053,809	96.7%	267	32	211,437				$22.04

TOTAL SHOPPING CENTERS WEST COAST (10)			2,265,352	93.3%	285	48	211,437				$21.68

TOTAL CORE SHOPPING CENTER PORTFOLIO (143)			16,543,849	91.2%	2,316	618	4,125,509				$14.14

OTHER PROPERTIES (5)(1)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	107.6%	2	1				Bromley Pallet / Park ’N Go

Banco Popular Office Building	Miami, FL	1971	32,737	79.8%	13	5

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	—	1

Providence Square	Charlotte, NC	1973	85,930	16.6%	6	19

Danville - San Ramon Medical	Danville, CA	1982-1986	74,599	77.9%	43	12

TOTAL OTHER PROPERTIES (5)(1)			384,979	78.3%	64	38	—

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (148)			16,928,828	90.9%	2,380	656	4,125,509

DEVELOPMENTS, REDEVELOPMENTS & LAND (16)(1)

Developments (1)	Various - See Schedule on Page 26.

Redevelopments (9)	Various - See Schedule on Page 26.

Land Held for Development (6)

TOTAL CONSOLIDATED - 164 Properties

Note: Total square footage does not include shadow anchor square footage that is not owned by Equity One but does include square footage for ground leases.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
(1)	Not included in the March 31, 2012 same property pool.

EQUITY ONE, INC. REAL ESTATE ACQUISITIONS AND DISPOSITIONS For the three months ended March 31, 2012 (in thousands, except for square footage)

2012 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet	Purchase Price
March 1, 2012	Potrero	San Francisco	CA	226,699	$110,750
March 1, 2012	Compo Acres Shopping Center	Westport	CT	43,107	30,300
March 1, 2012	Post Road Plaza	Darien	CT	20,005	12,700

Total					$153,750

2012 Disposition Activity
Date Sold	Property Name	City	State	Square Feet / Acres		Gross Sales Price	Gain (loss) on Sale

Income producing property sold
March 30, 2012	Laurel Walk Apartments	Charlotte	NC	106,480		$6,000	$(34)
March 30, 2012	Commerce Crossing	Commerce	GA	100,668		600	(443)
March 15, 2012	222 Sutter	San Francisco	CA	128,595		53,829	13,563

						$60,429	$13,086

Outparcels sold
February 27, 2012	Market Place - IHOP outparcel	Norcross	GA	0.35	(1)	$885	$726
January 20, 2012	Grande Marche (ground lease)	Lafayette Parish	LA	200,585		775	457

						$1,660	$1,183

Total Sold						$62,089	$14,269

(1)	In acres

EQUITY ONE, INC. REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS As of March 31, 2012 (in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date(1)	Estimated Gross Cost(2)		Estimated Net Cost(3)		Funded as of 3/31/2012	Balance to Complete (Gross Cost)
Developments
The Gallery at Westbury	Westbury, NY	330,000	330,000	Container Store/Nordstrom Rack/Trader Joe’s/Saks Off Fifth/Bloomingdales Outlet/Sports Authority Elite/Old Navy/Ulta/Verizon/Shake Shack	2013	$144,600		$134,600		$91,948	$52,652

Subtotal		330,000	330,000			$144,600		$134,600		$91,948	$52,652

Redevelopment
Atlantic Village	Atlantic Beach, FL	39,795	100,559	LA Fitness	2Q13	$4,609		$4,609		$150	$4,459
Boca Village	Boca Raton, FL	25,663	92,267	Publix Greenwise/CVS	1Q14	7,255		7,255		790	6,465
Boynton Plaza	Boynton Beach, FL	54,817	108,293	Publix	3Q13	8,661	(4)	8,661	(4)	160	8,501
Paulding Commons	Hiram, GA	73,901	209,676	Academy Sports	3Q12	1,729		1,729		1,560	169
Pavilion	Naples, FL	50,795	167,745	LA Fitness	1Q12	4,821		4,821		3,430	1,391
Pine Island	Davie, FL	86,156	243,385	Burlington Coat Factory	1Q12	2,057		2,057		2,057	—
Pine Ridge	Coral Springs, FL	30,660	114,948	Marshalls/Fresh Market/Bed Bath & Beyond	3Q12	4,605		4,605		2,914	1,691
Summerlin(5)	Ft. Myers, FL	15,000	195,000	Large National Retailer	3Q13	2,227		2,127		—	2,227
Westbury Plaza	Westbury, NY	15,000	398,602	Costco/Marshalls/Sports Authority/Wal-Mart	4Q11	2,096		2,096		1,950	146

Subtotal		391,787	1,630,475			$38,060		$37,960		$13,011	$25,049

Total Development Activity		721,787	1,960,475			$182,660		$172,560		$104,959	$77,701

(1)

Target stabilization date reflects the date that construction is expected to be complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in our same property pool, normally one year from rent commencement.

(2)	Includes actual / allocated cost of land.
(3)	After sales of outparcels and construction cost reimbursements.
(4)	Pending approval by the investment committee
(5)	This property is classified as held for sale as of March 31, 2012. Three outparcels will be retained and redeveloped.
*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC. DEBT SUMMARY As of March 31, 2012 and December 31, 2011 and 2010 (in thousands)

	March 31, 2012	Dec 31, 2011	Dec 31, 2010

Fixed rate debt	$1,149,621	$1,190,174	$1,224,796
Variable rate debt - swapped to fixed rate(1)	200,000	—	—
Variable rate debt - unhedged	42,000	138,000	—

Total debt	$1,391,621	$1,328,174	$1,224,796

% Fixed rate debt	82.6%	89.6%	100.0%
% Variable rate debt - swapped to fixed rate(1)	14.4%	0.0%	0.0%
% Variable rate debt - unhedged	3.0%	10.4%	0.0%

Total	100.0%	100.0%	100.0%

% Variable rate debt - total	17.4%	10.4%	0.0%

Secured mortgage debt	$468,485	$499,038	$533,660
Unsecured debt	923,136	829,136	691,136

Total debt	$1,391,621	$1,328,174	$1,224,796

% Secured mortgage debt	33.7%	37.6%	43.6%
% Unsecured debt	66.3%	62.4%	56.4%

Total	100.0%	100.0%	100.0%

Total market capitalization (from page 6)	$3,892,684	$3,334,811	$3,059,939

% Secured mortgage debt	12.0%	15.0%	17.4%
% Unsecured debt	23.7%	24.9%	22.6%

Total debt : Total market capitalization	35.7%	39.9%	40.0%

Weighted-average interest rate on secured mortgage debt(2)	6.2%	6.1%	6.3%
Weighted-average interest rate on senior unsecured notes(2)	6.0%	6.1%	6.1%
Weighted-average interest rate on term loans(2)	3.5%	N/A	N/A
Weighted-average interest rate on total debt(2)(1)	5.7%	6.1%	6.1%
Interest rate on revolving credit facilities	1.80%	1.85%	N/A

Weighted-average maturity on mortgage debt	4.7 years	4.9 years	4.5 years
Weighted-average maturity on senior unsecured notes	4.0 years	4.1 years	5.2 years
Weighted-average maturity on term loan	6.9 years	N/A	N/A
Weighted-average maturity on total debt(3)	4.7 years	4.4 years	5.2 years

Note:	All amounts and calculations exclude unamortized/unaccreted premium/(discount) on mortgages and senior notes and include secured mortgage debt related to assets held for sale.

(1)	Excludes the effect of the interest rate swap. The fair value of the swap at March 31, 2012 was a favorable $975 thousand.
(2)	Weighted average interest rates are calculated based on balances outstanding at the respective dates.
(3)	Weighted average maturity in years excludes amounts drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC. CONSOLIDATED DEBT MATURITY SCHEDULE As of March 31, 2012 (in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes	Term Loan(2)	Premium/ (Discount) Scheduled Amortization	Total	Weighted average interest rate at maturity		Percent of debt maturing

2012	$6,317	$36,438	$—	$—	$—	$2,490	$45,245	6.8%		3.2%
2013	7,844	45,127	—	—	—	1,316	$54,287	6.4%		3.9%
2014	7,446	6,509	—	250,000	—	888	$264,843	6.2%		18.9%
2015	7,554	36,650	42,000	107,505	—	663	$194,372	4.6	%(1)	13.9%
2016	7,489	107,574	—	105,230	—	718	$221,011	6.0%		15.8%
2017	6,572	64,000	—	218,401	—	612	$289,585	6.0%		20.7%
2018	6,678	56,431	—	—	—	282	$63,391	6.3%		4.5%
2019	5,360	17,142	—	—	200,000	158	$222,660	3.7	%(1)	15.9%
2020	5,493	—	—	—	—	106	$5,599	0.0%		0.4%
Thereafter	29,551	8,310	—	—	—	151	$38,012	7.8%		2.8%

Total	$90,304	$378,181	$42,000	$681,136	$200,000	$7,384	$1,399,005	5.5%		100.0%

(1)	Excluding the revolving credit facility and term loan, the weighted average interest rate for 2015 would be 5.4%, 6.9% for 2019 and 6.1% for the total.
(2)	Excludes the effect of the interest rate swap. The fair value of the interest rate swap at March 31, 2012 was a favorable $975 thousand.

EQUITY ONE, INC. CONSOLIDATED DEBT SUMMARY As of March 31, 2012 and December 31, 2011 (in thousands)

Debt Instrument	Maturity Date	Rate		March 31, 2012 Balance	Dec 31, 2011 Balance	Percent of Overall Debt Maturing
Mortgage Debt
Summerlin Square	02/01/14	6.750%		—	1,067	0.0%
Plaza Escuela	10/11/12	6.800%		36,872	37,057	2.7%
Pablo Plaza	04/11/13	5.814%		7,268	7,309	0.5%
West Bird Plaza	04/11/13	5.814%		8,177	8,223	0.6%
Brawley Commons	07/01/13	6.250%		6,602	6,625	0.5%
Buckhead Station	09/01/13	6.880%		24,714	24,893	1.8%
South Point	07/10/14	5.720%		7,109	7,168	0.5%
Southbury Green	02/05/15	5.200%		21,000	21,000	1.5%
Davis Marketplace	02/19/15	6.250%		16,324	16,377	1.2%
Danbury Green	01/05/16	5.850%		24,700	24,700	1.7%
Glengary Shoppes	06/11/16	5.750%		16,269	16,332	1.2%
Magnolia Shoppes	07/11/16	6.160%		13,981	14,039	1.0%
Willows Shopping Center	10/11/16	5.900%		55,732	55,895	4.0%
Grassland Crossing	12/01/16	7.865%		4,229	4,301	0.3%
Culver	05/06/17	5.580%		64,000	64,000	4.6%
Mableton Crossing	08/15/18	6.850%		2,952	3,087	0.2%
Sheridan Plaza	10/10/18	6.250%		62,189	62,416	4.5%
Danville-San Ramon Medical	03/15/19	6.900%		13,533	13,576	1.0%
1175 Third Avenue	05/01/19	7.000%		7,167	7,221	0.5%
BridgeMill	05/05/21	7.940%		7,757	7,831	0.5%
Westport Plaza	08/01/23	7.490%		4,009	4,048	0.3%
Chastain Square	02/28/24	6.500%		2,898	2,937	0.3%
Daniel Village	02/28/24	6.500%		3,167	3,211	0.2%
Douglas Commons	02/28/24	6.500%		3,774	3,826	0.3%
Fairview Oaks	02/28/24	6.500%		3,572	3,622	0.2%
Madison Centre	02/28/24	6.500%		2,898	2,937	0.2%
Paulding Commons	02/28/24	6.500%		4,919	4,987	0.4%
Siegen Village	02/28/24	6.500%		3,201	3,245	0.2%
Wesley Chapel Crossing	02/28/24	6.500%		2,527	2,562	0.1%
Webster Plaza	08/15/24	8.070%		7,230	7,283	0.4%
Vons Circle Center	10/10/28	5.200%		11,117	11,223	0.6%
Copps Hill Plaza	01/01/29	6.060%		18,598	18,756	1.2%

Total mortgage debt (31 loans)	4.67	6.18	%(3)	$468,485	$471,754	33.2%
Unamortized/unaccreted premium/(discount)				9,583	10,521	0.7%

Total mortgage debt (including unamortized/unaccreted premium/(discount))				$478,068	$482,275	33.9%

Mortgage Debt Associated with Assets Held for Sale
222 Sutter Street	09/15/16	5.390%		—	27,284	0.0%

Total mortgage debt on held for sale assets (0 loans)				$—	$27,284	0.0%
Unamortized/unaccreted premium/(discount)				—	—	0.0%

Total mortgage debt (including unamortized/unaccreted premium/(discount))				$—	$27,284	0.0%

Total Secured debt (31 loans )	4.67	6.18	%(3)	$468,485	$499,038	33.2%
Unamortized/unaccreted premium/(discount)				9,583	10,521	0.7%

Total mortgage debt (including unamortized/unaccreted premium/(discount))				$478,068	$509,559	33.9%

See footnotes on page 30

EQUITY ONE, INC. CONSOLIDATED DEBT SUMMARY As of March 31, 2012 and December 31, 2011 (in thousands)

Debt Instrument	Maturity Date		Rate		March 31, 2012 Balance	Dec 31, 2011 Balance	Percent of Overall Debt Maturing
Unsecured senior notes payable
7.84% senior notes	01/23/12		7.840%		$—	$10,000	0.0%
6.25% senior notes	12/15/14		6.250%		250,000	250,000	18.0%
5.375% senior notes	10/15/15		5.375%		107,505	107,505	7.7%
6.00% senior notes	09/15/16		6.000%		105,230	105,230	7.6%
6.25% senior notes	01/15/17		6.250%		101,403	101,403	7.3%
6.00% senior notes	09/15/17		6.000%		116,998	116,998	8.3%

Total unsecured senior notes payable	4.00		6.03	%(3)	$681,136	$691,136	48.9%

Unamortized/unaccreted premium/(discount)					(2,199)	(2,340)	-0.2%

Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))					$678,937	$688,796	48.7%

Term Loan
$200MM - Term Loan (2)	02/13/19		3.460	%(1)	200,000	—	14.4%

Total term loans	6.87		3.46	%(3)	$200,000	$—	14.4%

Revolving credit facilities
$575MM Wells Fargo Unsecured	09/30/15		1.800	%(1)	$42,000	$138,000	3.0%
$15MM City National Bank Unsecured	08/08/12		N/A		—	—	0.0%

Total revolving credit facilities					$42,000	$138,000	3.0%

Total debt	4.66	(4)	5.70	%(3)	$1,391,621	$1,328,174	99.5%

Unamortized/unaccreted premium/(discount)					7,384	8,181	0.5%

Total debt (including net interest premium/discount)					$1,399,005	$1,336,355	100.0%

Senior Unsecured Debt Ratings
Moody’s					Baa3 (Positive)	Baa3 (Positive)
S&P					BBB- (Stable)	BBB- (Stable)

(1)	The rate in effect on March 31, 2012.
(2)

The outstanding balance has been swapped to a fixed interest rate based on a one month LIBOR in arrears, plus 1.56%. The indicated interest rate and the weighted average interest rate for the term loan includes the effect of the swap.

The fair value of the swap at March 31, 2012 was a favorable $975 thousand.

(3)	Calculated based on weighted average interest rates of outstanding balances at March 31, 2012.
(4)	Weighted average maturity in years for March 31, 2012 excludes $42 million drawn under the revolving credit facility which expires on September 30, 2015.

EQUITY ONE, INC. BALANCE SHEETS & STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES March 31, 2012 (unaudited) (in thousands)

BALANCE SHEETS OF UNCONSOLIDATED JOINT VENTURES			As of March 31, 2012
Co-Investment Partner	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity

DRA Advisors	20.0%	Retail/Office	$55,764	$35,972	$17,891

GRI	10.0%	Retail	$257,902	$136,014	$110,316

New York State Common Retirement Fund	30.0%	Retail	$97,454	$24,890	$58,153

Various(1)	50.0-50.5%	Retail/Office	$101,322	$51,349	$48,163

STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES				For the three months ended March 31, 2012
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense(2)	Net Income/ (Loss)

DRA Advisors	20.0%	Retail/Office	$1,644	$690	$532	$589	$(183)

GRI	10.0%	Retail	$8,308	$1,966	$2,792	$2,267	$1,283

New York State Common Retirement Fund	30.0%	Retail	$1,634	$481	$679	$57	$(468)

Various(1)	50.0-50.5%	Retail/Office	$2,785	$1,186	$1,154	$722	$(279)

Note: Amounts shown above reflect 100% of the venture balance sheet and income statement line items.

(1)	Various includes Talega Village Center JV, LLC, Vernola Marketplace JV, LLC and Parnassus Heights Medical Center.
(2)	Interest expense includes amortization of deferred financing fees and is net of investment income.

EQUITY ONE, INC. PROPERTY STATUS REPORT OF UNCONSOLIDATED JOINT VENTURES As of March 31, 2012

Property	JV	EQY Ownership %	Type	City, State	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Number of tenant		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
								Leased	Vacant	Sq. Ft.	Name	Expiration Date
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 /2008	172,093	97.1%	34	3	30,000	Publix	10/31/24	Burlington Coat Factory / Office Depot	$15.35

Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	99.3%	24	1	78,000	Winn- Dixie	09/30/14	Home Depot / Big Lots / Dollar Tree	$11.91

Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	396,432	91.9%	36	2	56,146	Publix	12/31/19	Marshall’s / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	$12.11

Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,420	92.9%	15	3	51,420	Publix	05/31/19		$13.01

Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	88.6%	14	6	44,840	Publix	06/30/25		$13.72

Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979 / 2009	21,784	68.9%	11	6					$23.60

Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980 / 2009	27,676	78.5%	14	3					$17.64

Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	100.0%	10	—				Petsmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$10.93

Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl’s	$7.74

Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	97.1%	12	2	67,943	Kroger	08/31/17		$13.24

1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	117,773	63.3%	20	12				RN Network	$17.72

Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,628	90.2%	15	7	70,358	Penn Dutch Food Center	12/31/13	You Fit Health Club / Florida Career College	$9.00

Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	223,799	77.7%	28	11	43,386	Winn- Dixie	11/05/14	Beall’s / Just Fit / Big Lots / CVS / Disability Law Claims	$10.62

Talega Village	VESTAR	50.5%	Retail	San Clemente, CA	2007	102,282	87.0%	22	7	46,000	Ralph’s	12/31/27		$18.72

Vernola Market	VESTAR	50.5%	Retail	Mira Loma, CA	2007	382,963	91.0%	31	7				PetCo / Ross / Bed Bath & Beyond / Michael’s / Lowe’s	$10.65

Parnassus Heights Medical Center	RIDER FAMILY	50.0%	Medical Office	San Francisco, CA	1968	146,046	98.8%	50	3					$26.29

Country Walk Plaza	NYSCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	93.9%	26	3	39,795	Publix	10/23/15	CVS Pharmacy	$18.67

Veranda Shoppes	NYSCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/27		$25.00

Old Connecticut	NYSCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	4	—	72,500	Stop & Shop	06/30/14		$20.10

TOTAL SHOPPING CENTER PORTFOLIO OF UNCONSOLIDATED JOINT VENTURES (19)						2,762,201		376	76	629,188				$13.76

EQUITY ONE, INC. DEBT SUMMARY OF UNCONSOLIDATED JOINT VENTURES As of March 31, 2012 and December 31, 2011 (in thousands)

Co-Investment Partner	Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	March 31, 2012 Balance	Dec 31, 2011 Balance
Mortgage debt
GRI	Sparkleberry Square (Kohl’s)	10%	11/01/12	6.17%	$5,490	$5,541
GRI	Floating rate loan(2)	10%	07/01/13	6.35%	120,000	120,000
GRI	Sparkleberry Square (Kroger)	10%	06/30/20	6.75%	5,209	5,326
DRA Advisors	Fixed rate loan	20%	11/11/14	5.56%	36,420	36,608
Vestar	Vestar/EQY Talega LLC	50.5%	10/01/36	5.01%	11,800	11,860
Vestar	Vestar/EQY Vernola LLC	50.5%	08/06/41	5.11%	23,562	23,637
Parnassus Heights Medical Center	Parnassus Heights Medical Center	50.0%	03/15/28	6.25%	15,988	16,133
New York State Common Retirement Fund	Equity One (Country Walk) LLC	30%	11/01/15	5.22%	13,242	13,292
New York State Common Retirement Fund	Equity One JV Sub CT Path LLC	30%	01/01/19	5.74%	10,323	10,413

Interest Rate Swap
GRI	Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	4.40%	5,757	6,693

	Net interest premium(3)				434	446

	Total debt				$248,225	$249,949

	Equity One’s pro-rata share of unconsolidated joint venture debt				$54,115	$54,455

(1)	The rate in effect on March 31, 2012.
(2)	The loan balance bears interest at a floating rate of LIBOR + 1.95%, which has been swapped to a fixed rate of 6.35%.
(3)	Net interest premium is the total for all joint ventures.